UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14A

(Rule 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

Filed by the Registrant ☒    Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Tully’s Coffee Corporation

(Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

Set forth below are the text of a shareholder letter and proxy card sent by Tom O’ Keefe, Founder, Chairman of the Board & Head Barista, to Preferred Series A and Preferred Series B shareholders in connection with the adjournment of the Fiscal 2004 Annual Shareholders’ meeting.

November 19, 2004

Dear Shareholder:

As you may know, we convened our annual shareholders’ meeting on Thursday, November 18, 2004. At the meeting, we proposed that our shareholders:

•	elect seven directors to our board of directors;

•	approve an amendment to our Amended and Restated Articles of Incorporation to increase our authorized capital stock;

•	approve the 2004 Stock Option Plan; and

•	ratify the appointment of Moss Adams LLP as our independent accountants.

At the time of the meeting, all four proposals had received the support of over 90% of the votes cast. However, not enough shares were represented, in person or by proxy, at the meeting to satisfy the quorum requirements and, as a result, shareholders were unable to take action on the proposals. Therefore, we adjourned the meeting and will reconvene it for completion of shareholder voting at 8:00 AM (Pacific time) on Thursday, December 9, 2004 at the Tully’s Coffee corporate headquarters at 3100 Airport Way South in Seattle, WA.

According to our records, we have not received your proxy for voting on these proposals, and you did not vote by ballot at the annual meeting. It is possible that you sent your proxy and it is in transit to us, or it was lost in the mail, or you may have just overlooked voting. In any event, it is important that we receive the votes from as many shareholders as possible, and we need your vote. Further, we wish to complete this voting without having to incur extra expense in soliciting your vote. Therefore (even if you already sent your proxy) we ask that you send us another proxy, so that your vote can be counted. (If we receive two proxies from you, we will discard the earlier proxy and keep the most currently dated one). Returning your proxy card will not prevent you from voting your stock in person at the meeting on December 9, 2004, if you desire to do so, as your proxy is revocable at your option.

Please see the other side of this letter for more information. If you need another copy of the proxy statement that was sent to you on or about October 26, 2004, please contact Investor Relations at 206-233-2070, ext. 2907. Thank-you for your support of Tully’s, and I encourage you to vote via proxy at your earliest convenience.

Sincerely,

Tom T. O’Keefe

Founder, Chairman of the Board & Head Barista

(Please see the other side of this letter for more information)

[Shareholder Name]

Regarding: Tully’s Preferred Series A                 shares

Dear Shareholder,

On approximately October 26, 2004, proxy materials (consisting of the notice of annual meeting, proxy statement, our 2004 Annual Report, and proxy cards) were mailed to our shareholders of record as of September 30, 2004. We encourage you to review these materials. If you require any of these materials, or if you have any questions, please contact Tully’s Investor Relations Department at (206) 233-2070, ext. 2907.

As explained in the accompanying letter, the annual meeting was adjourned until December 9, 2004 to provide additional time for shareholders to vote. We do not show that you have voted for the shares identified above. We request that you complete, sign, date and return the proxy card from the proxy materials in accordance with the instructions on the proxy card. If it is more convenient, you may use the form provided below. In either case, please return your completed proxy to us by mail (or fax to 206-233-2075) so that we receive it no later than December 8th. The mailing address for proxy materials is: Tully’s Coffee Corporation Investor Relations, 3100 Airport Way South, Seattle, WA. 98134.

The Board of Directors recommends a vote FOR each of the four proposals.

1. Election of directors:	☐ Vote FOR all nominees	☐ Vote WITHHELD from all nominees

To withhold authority to vote for any nominee, write the number(s) of the nominee(s) in the box provided to the right.

__	01 Tom T. O’Keefe	__	03 Arthur J. Buerk	__	05 Lawrence L. Hood	__	07 George Hubman

__	02 Kathi Ainsworth-Jones	__	04 Marc Evanger	__	06 Gregory A. Hubert

Holders of Series A Convertible Preferred Stock may cumulate votes for election of directors. Your cumulative votes may be determined by multiplying (i) the number of shares of Series A Convertible Preferred Stock that you own by (ii) the number of directors on which you are entitled to vote (seven) by (iii) 1.11. If you wish to cumulate your votes for one or more nominee(s), please indicate the number of votes that you wish to cast for each nominee (the number of votes cannot exceed your cumulative vote total) on the line next to each nominee’s name above.

Please indicate your selection by marking the appropriate box

2. To approve an amendment to our Amended and Restated Articles of Incorporation to increase the authorized capital stock of Tully’s from 150,000,000 shares to 163,500,000 shares, consisting of 120,000,000 shares of common stock and 43,500,000 shares of preferred stock, and to increase the number of authorized shares of preferred stock designated as Series A Preferred Stock from 17,500,000 shares to 31,000,000 shares

	☐ For	☐ Against	☐ Abstain

3. To approve the 2004 Stock Option Plan	☐ For	☐ Against	☐ Abstain

4. To ratify the appointment of Moss Adams LLP as our independent accountants for the fiscal year ending April 3, 2005	☐ For	☐ Against	☐ Abstain

In their discretion, the Proxies are authorized to vote for the election of such substitute nominee(s) for director(s) as such Proxies shall select if any nominee(s) named above become(s) unable to serve and upon such other business as may properly come before the meeting and any adjournments thereof, including, among other things, a motion to adjourn the Annual Meeting or the vote on any item of business to another time or place for the purpose of selecting additional proxies.

Date:

Please sign exactly as your name(s) appear on the Proxy. If held in joint tenancy, all persons must sign. Trustee,

administrators, etc., should indicate full name of corporation and title of authorized officer signing the proxy

[Shareholder Name] [Shareholder Address] [Shareholder City, State]	Signature(s) in Box

If you use this form, please return the whole completed page to us (including your name and address information printed above)

(Please see the other side of this letter for more information)

[Shareholder Name]

Regarding: Tully’s Preferred Series B                 shares,

Dear Shareholder,

On approximately October 26, 2004, proxy materials (consisting of the notice of annual meeting, proxy statement, our 2004 Annual Report, and proxy cards) were mailed to our shareholders of record as of September 30, 2004. We encourage you to review these materials. If you require any of these materials, or if you have any questions, please contact Tully’s Investor Relations Department at (206) 233-2070, ext. 2907.

As explained in the accompanying letter, the annual meeting was adjourned until December 9, 2004 to provide additional time for shareholders to vote. We do not show that you have voted for the shares identified above. We request that you complete, sign, date and return the proxy card from the proxy materials in accordance with the instructions on the proxy card. If it is more convenient, you may use the form provided below. In either case, please return your completed proxy to us by mail (or fax to 206-233-2075) so that we receive it no later than December 8th. The mailing address for proxy materials is: Tully’s Coffee Corporation Investor Relations, 3100 Airport Way South, Seattle, WA. 98134.

The Board of Directors recommends a vote FOR each of the four proposals.

1. Election of directors:	☐ Vote FOR all nominees	☐ Vote WITHHELD from all nominees

To withhold authority to vote for any nominee, write the number(s) of the nominee(s) in the box provided to the right.

__	01 Tom T. O’Keefe	__	03 Arthur J. Buerk	__	05 Lawrence L. Hood	__	07 George Hubman

__	02 Kathi Ainsworth-Jones	__	04 Marc Evanger	__	06 Gregory A. Hubert

Please indicate your selection by marking the appropriate box

2. To approve an amendment to our Amended and Restated Articles of Incorporation to increase the authorized capital stock of Tully’s from 150,000,000 shares to 163,500,000 shares, consisting of 120,000,000 shares of common stock and 43,500,000 shares of preferred stock, and to increase the number of authorized shares of preferred stock designated as Series A Preferred Stock from 17,500,000 shares to 31,000,000 shares

	☐ For	☐ Against	☐ Abstain

3. To approve the 2004 Stock Option Plan	☐ For	☐ Against	☐ Abstain

4. To ratify the appointment of Moss Adams LLP as our independent accountants for the fiscal year ending April 3, 2005	☐ For	☐ Against	☐ Abstain

In their discretion, the Proxies are authorized to vote for the election of such substitute nominee(s) for director(s) as such Proxies shall select if any nominee(s) named above become(s) unable to serve and upon such other business as may properly come before the meeting and any adjournments thereof, including, among other things, a motion to adjourn the Annual Meeting or the vote on any item of business to another time or place for the purpose of selecting additional proxies.

Date:

Please sign exactly as your name(s) appear on the Proxy. If held in joint tenancy, all persons must sign. Trustee,

administrators, etc., should indicate full name of corporation and title of authorized officer signing the proxy

[Shareholder Name] [Shareholder Address] [Shareholder City, State]	Signature(s) in Box

If you use this form, please return the whole completed page to us (including your name and address information printed above)